
                                                                    EXHIBIT 10.6

                    REDEMPTION AND NON-COMPETITION AGREEMENT

                                      AMONG

                               PwC CONSULTING SCA

                                  PwCC LIMITED,

                       THE MEMBER FIRM(S) SIGNATORY HERETO

                                       and

                      THE COVERED PERSONS SIGNATORY HERETO

                           Dated as of April 30, 2002


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                                Table of Contents

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                                                                                             Page

                                    ARTICLE 1
                          DEFINITIONS AND OTHER MATTERS

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Section 1.01.  Definitions......................................................................2
Section 1.02.  Gender...........................................................................6

                                    ARTICLE 2
     RECEIPT OF COMMON SHARES (AND CLASS X RIGHTS) OR CLASS A COMMON SHARES

Section 2.01.  Agreement to Take All Necessary Actions..........................................6
Section 2.02.  Covered Persons who Are Redeeming or Terminating Their Interests.................6
Section 2.03.  Covered Persons who Are Currently Employees (or who Have Other
                 Contractual Arrangements) .....................................................6
Section 2.04.  Covered Persons who Are Transferring Their Interests.............................7
Section 2.05.  Condition to Receipt of Shares...................................................7
Section 2.06.  Delivery of Certificates.........................................................8
Section 2.07.  Dividends and Distributions......................................................8
Section 2.08.  Retirement and Other Benefits....................................................9
Section 2.09.  Waiver of Restrictions...........................................................9
Section 2.10.  Amendment of Member Firm Documents...............................................9
Section 2.11.  Indemnification..................................................................9

                                    ARTICLE 3
                            NON-COMPETITION AGREEMENT

Section 3.01.  Non-Competition Covenants........................................................9
Section 3.02.  Remedies Upon Breach............................................................11

                                    ARTICLE 4
                                  MISCELLANEOUS

Section 4.01.  Governing Law...................................................................12
Section 4.02.  Resolution of Disputes..........................................................13
Section 4.03.  Amendment; Waiver...............................................................14
Section 4.04.  Notice..........................................................................15
Section 4.05.  Severability....................................................................16
Section 4.06.  Local Annexes...................................................................16
Section 4.07.  Amendments to Effect Reorganization.............................................17



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
Section 4.08.  Section Headings................................................................17
Section 4.09.  Entire Agreement................................................................17
Section 4.10.  Further Assurances..............................................................17
Section 4.11.  Execution In Counterparts.......................................................17

Appendix A-1         -         Covered Persons (Redemption or Termination)
Appendix A-2         -         Covered Persons (Section 2.03 Covered Persons)
Appendix A-3         -         Covered Persons (Section 2.04 Covered Persons)
Appendix B           -         Competitive Enterprises
Appendix C-1         -         Form of Pledge Agreement (BermudaCo)
Appendix C-2         -         Form of Pledge Agreement (Luxco)

Exhibit I            -         Form of Joinder Agreement

         This Redemption and Non-Competition Agreement, dated as of April 30, 2002 (as amended from time to time, and including any Local Annex, this "AGREEMENT"), among PwC Consulting SCA, a Luxembourg partnership limited by shares (societe en commandite par actions) ("LUXCO"), PwCC Limited, a Bermuda holding company ("BERMUDACO"), the Member Firm(s) (as defined below) and the Covered Persons (as defined below).

                                R E C I T A L S:

         In connection with the worldwide reorganization of the business and operations of the entities and businesses comprising PricewaterhouseCoopers Consulting ("PWC CONSULTING") into a unified holding company structure with BermudaCo as the top-tier holding company and Luxco as the second-tier holding company (the "TRANSACTION"), each Covered Person will (i) redeem or terminate his ownership or membership interests in and withdraw as a partner from his Member Firm(s), (ii) voluntarily enter into a new or different employment relationship (or partnership, ownership or membership arrangement) with his Member Firm(s) or BermudaCo or its affiliates or (iii) relinquish his membership interests in his Member Firm(s), directly or indirectly, to Luxco or BermudaCo, in each case as part of the Transaction involving the transfer to such Covered Person of shares of Luxco or BermudaCo, as the case may be (including, Exchangeable Shares (as defined in the Voting Agreement) which, for purposes of this Agreement, shall be treated as shares of BermudaCo).

         Each Covered Person acknowledges and agrees that, in connection with and as a result of the Transaction, such Covered Person will receive shares of Luxco or BermudaCo, as the case may be, which will materially benefit the Covered Person.

         Each Covered Person acknowledges and agrees that it is essential to the success of the initial public offering by BermudaCo of its Class A Common Shares and the enterprise in the future, and it will be so represented in connection with such initial public offering, that the Consulting Business being transferred to Luxco or BermudaCo, as the case may be, in connection with the Transaction be protected by non-competition and related protective or restrictive agreements.

         Each Covered Person acknowledges and agrees that in connection with the Transaction, and in the course of such Covered Person's subsequent direct or indirect engagement with, membership of or employment with his Member Firm(s) or BermudaCo or its affiliates, the Covered Person has been and will be provided with access to sensitive and proprietary information about the clients, prospective clients, knowledge capital and business practices of BermudaCo or its affiliates, and has been and will be provided with the opportunity to develop relationships with clients, prospective clients, consultants, employees, representatives and other agents of BermudaCo or its affiliates, and each Covered

Person further acknowledges that such proprietary information and relationships are extremely valuable assets in which BermudaCo or its affiliates or any of their predecessors (including, without limitation, his Member Firm(s) and their affiliates) have invested and will continue to invest substantial time, effort and expense and which represent a significant component of the value of the Transaction to the other owners of BermudaCo and the owners of Luxco and of the goodwill and other intangible assets of PwC Consulting.

         Each Covered Person acknowledges and agrees that Luxco, BermudaCo and their respective shareholders would suffer significant and irreparable harm from such Covered Person competing with BermudaCo and its affiliates for a period of time after the Transaction or after the termination of the Covered Person's engagement with, membership of or employment with BermudaCo and its affiliates.

         Each Covered Person agrees that he is willing to enter into this Agreement on the basis of, and in consideration of, all or substantially all of the other Covered Persons entering into this Agreement or similar agreements.

         It is a condition precedent to each Covered Person participating in the Transaction and thereby benefiting from the value of BermudaCo and its affiliates that such Covered Person agree to be bound by the covenants contained in this Agreement.

         Accordingly, the parties agree to the following restrictions, which each Covered Person acknowledges and agrees are reasonable and necessary for Luxco and BermudaCo and for the other shareholders of Luxco and BermudaCo to have and enjoy the full benefit of the business interests acquired in connection with the Transaction and which will not unnecessarily or unreasonably restrict the Covered Person's professional opportunities should his employment with BermudaCo and its affiliates terminate:

                                   Article 1
                          Definitions And Other Matters

         Section 1.01. Definitions. The following words and phrases used in this Agreement shall have the following meanings, except as otherwise expressly provided or unless context otherwise requires:

         (a) This "AGREEMENT" shall have the meaning ascribed to such term in the preamble.

         (b) "BERMUDACO" shall have the meaning ascribed to such term in the preamble.


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

         (c) "CAUSE", with respect to a Covered Person, (i) shall have the definition ascribed to such term in his Employment Agreement or (ii) if not defined in such agreement, or if there shall be no such agreement, shall have the meaning ascribed to such term under applicable law.

         (d) "CLASS A COMMON SHARES" shall mean the Class A Common Shares of BermudaCo.

         (e) "CLASS X COMMON SHARES" shall mean the Class X Common Shares of BermudaCo.

         (f) "CLASS X RIGHT" shall mean a right to acquire one Class X Common Share, to be exercisable at the election of the Covered Person holding such right.

         (g) "CLIENT" shall mean any person whatsoever for whom BermudaCo or its affiliates or any of their predecessors (including, without limitation, members firms of PwC and their affiliates) provided services in the Consulting Business within the 12-month period before or after the date on which the Covered Person's engagement with, membership of or employment with BermudaCo and its affiliates terminated.

         (h) "COMMON SHARES" shall mean the Class I Common Shares of Luxco.

         (i) "COMPETITIVE ENTERPRISE" shall mean a business enterprise that engages in, or owns or controls a significant interest in any entity that engages in, competition with the Consulting Business. A "COMPETITIVE ENTERPRISE" shall include, without limitation, the entities set forth on Appendix B. BermudaCo may publish to the Covered Persons from time to time a revised Appendix B.

         (j) "CONSULTING BUSINESS" shall have the definition ascribed to such term in the Rollup Agreement.

         (k) "COVERED PERSONS" (each, a "COVERED PERSON") shall mean those persons, other than Luxco, BermudaCo and the Member Firms, who are from time to time parties to this Agreement and whose names are, or are required to be, listed on Appendix A, in each case in accordance with the terms of this Agreement.

         (l) "EFFECTIVE DATE" shall mean the close of business on the date on which the closing of a Redemption, Re-Employment or Exchange, as the case may be, occurs, which shall be determined by the Partners Committee in its sole discretion.

         (m) "EMPLOYMENT" shall mean employment by and/or engagement with BermudaCo or its affiliates.

         (n) "EMPLOYMENT AGREEMENT" shall mean the Employment Agreement, dated as of April 30, 2002 (as amended from time to time), among BermudaCo or one of its affiliates and the covered person signatory thereto (or, if applicable, the consultancy agreement or other agreement under which a Covered Person directly or indirectly agrees to provide services to BermudaCo and its affiliates).

         (o) "EXCHANGE" shall have the meaning ascribed to such term in Section 2.04.

         (p) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

         (q) A reference to an "EXCHANGE ACT RULE" shall mean such rule or regulation of the United States Securities and Exchange Commission under the Exchange Act, as in effect from time to time or as replaced by a successor rule.

         (r) "IPO" shall mean the initial public offering of the Class A Common Shares.

         (s) "LIQUIDATED DAMAGES" shall have the meaning ascribed to such term in this Agreement.

         (t) "LOCAL ANNEX" shall have the meaning ascribed to such term in
Section 4.06.

         (u) "LUXCO" shall have the meaning ascribed to such term in the preamble.

         (v) "MEMBER FIRMS" (each, a "MEMBER FIRM") shall mean the entities comprising part of the PwCI global network that are party to this Agreement.

         (w) "PARTNERS COMMITTEE" shall have the meaning ascribed to such term in the Transfer Rights Agreement.

         (x) "PERSON" shall include, as applicable, any individual, estate, trust, corporation, partnership (with limited or unlimited liability), limited liability company, unlimited liability company, foundation, association or other entity.

         (y) "PERSON" shall mean a "person", as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

         (z) "PLEDGE AGREEMENT" shall mean a pledge agreement dated as of the date of this Agreement, a form of which is attached as Appendix C.

         (aa) "PROSPECTIVE CLIENT" shall mean any person whatsoever with whom BermudaCo or its affiliates or any of their predecessors (including, without limitation, members firms of PwC and their affiliates) have had any negotiations or discussions regarding the possible performance of services in the Consulting Business within the 12-month period preceding the Covered Person's termination of engagement with, membership of or employment with BermudaCo and its affiliates.

         (bb) "PWC" shall mean the PricewaterhouseCoopers network of firms.

         (cc) "PWC CONSULTING" shall have the meaning ascribed to such term in the recitals.

         (dd) "REDEMPTION" shall have the meaning ascribed to such term in
Section 2.02.

         (ee) "RE-EMPLOYMENT" shall have the meaning ascribed to such term in
Section 2.03.

         (ff) "RESTRICTED PERIOD" shall have the meaning ascribed to such term in Section 3.01.

         (gg) "ROLLUP AGREEMENT" shall mean the Rollup Agreement, dated as April 11, 2002 (as amended from time to time), among the parties thereto.

         (hh) "SECTION 2.03 COVERED PERSON" shall have the meaning ascribed to such term in Section 2.03.

         (ii) "SECTION 2.04 COVERED PERSON" shall have the meaning ascribed to such term in Section 2.04.

         (jj) "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended to date and as further amended from time to time.

         (kk) "SOLICIT" shall mean to have any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person, in any manner, to take or refrain from taking any action.

         (ll) "TRANSACTION" shall have the meaning ascribed to such term in the recitals.

         (mm) "TRANSFER RIGHTS AGREEMENT" shall mean the Transfer Rights Agreement, dated as of April 30, 2002 (as amended from time to time), among Luxco and the covered persons signatory thereto.

         (nn) "VOTING AGREEMENT" shall mean the Voting Agreement, dated as of April 30, 2002 (as amended from time to time), among BermudaCo and the covered persons signatory thereto.

         Section 1.02. Gender. For the purposes of this Agreement, the words "he," "his" or "him" shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.

                                   Article 2
     RECEIPT OF COMMON SHARES (AND CLASS X RIGHTS) OR CLASS A COMMON SHARES

         Section 2.01. Agreement to Take All Necessary Actions. Each Covered Person agrees that he shall take any and all actions necessary to complete the Redemption, Re-Employment or Exchange, as the case may be, including any actions set forth in this Article 2.

         Section 2.02. Covered Persons who Are Redeeming or Terminating Their Interests. Each Covered Person agrees that, as of the Effective Date, without any further action on the part of the Covered Person, the Member Firms, BermudaCo or Luxco, the membership interests in his Member Firms(s) held by the Covered Person immediately prior to the Effective Date shall be transferred to the Covered Person's Member Firm(s) and redeemed or terminated solely in exchange for such number of Common Shares (and Class X Rights) or Class A Common Shares, as the case may be, as determined in accordance with the methodology adopted by such Covered Person's Member Firm(s), as illustrated by his Partner Personalized Statement and applicable local Partner Information Memorandum, if any (such transfer and redemption, a "REDEMPTION") and such Covered Person shall voluntarily withdraw from such Member Firm(s) and shall waive any and all claims related to, or arising from, such withdrawal (in which connection he and his Member Firm(s) shall execute a standard withdrawal agreement in the form provided to him and to the extent not inconsistent with the terms of this Agreement, if so requested by his Member Firm(s)). Upon such Redemption, each Covered Person shall cease to have any ongoing rights with respect to his ownership interests in his Member Firm(s) with effect from the Effective Date, except the right to receive such Common Shares (and Class X Rights) or Class A Common Shares.

         Section 2.03. Covered Persons who Are Currently Employees (or who Have Other Contractual Arrangements). Notwithstanding the foregoing, the Covered Persons designated as such on Appendix A (each a "SECTION 2.03 COVERED PERSON") shall not be subject to Section 2.02 and shall instead be subject to this
Section 2.03. On the Effective Date, each Section 2.03 Covered Person shall voluntarily terminate his existing employment contract or contract for services with his Member Firm(s) and shall waive any and all claims related to, or arising from, such termination (or, as applicable, shall enter into a different employment arrangement with his Member Firm(s) and shall waive any and all claims related to, or arising from, any former arrangement), except for the payment or provision of emoluments and other benefits or rights in respect of any period prior to the Effective Time, in which connection, he shall execute a standard waiver and release agreement in the form provided to him and to the extent not inconsistent with the terms of this Agreement, if so requested by his Member Firm(s). In consideration of such termination (or different arrangement) and waiver, BermudaCo or one of its affiliates shall immediately employ such
Section 2.03 Covered Person pursuant to an Employment Agreement and such Section
2.03 Covered Person shall be entitled to receive from the Member Firm(s) such number of Common Shares (and Class X Rights) or Class A Common Shares, as the case may be, as determined in accordance with the methodology adopted by such
Section 2.03 Covered Person's Member Firm(s), as illustrated by his Partner Personalized Statement and applicable local Partner Information Memorandum, if any (such termination, waiver and employment, a "RE-EMPLOYMENT").

         Section 2.04. Covered Persons who Are Transferring Their Interests. Notwithstanding the foregoing, the Covered Persons designated as such on Appendix A (each a "SECTION 2.04 COVERED PERSON") shall not be subject to
Section 2.02 and shall instead be subject to this Section 2.04. On the Effective Date, each Section 2.04 Covered Person shall transfer directly or indirectly to Luxco or BermudaCo, as the case may be, the membership interests in his Member Firms(s) held by the Section 2.04 Covered Person immediately prior to the Effective Date solely in exchange for the number of Common Shares (and Class X Rights) or Class A Common Shares, as the case may be, as determined in accordance with the methodology adopted by Member Firm(s), as illustrated by his Partner Personalized Statement and applicable local Partner Information Memorandum, if any (such transfer and exchange, an "EXCHANGE") and such Section
2.04 Covered Person shall voluntarily withdraw from such Member Firms(s) and shall waive any and all claims related to, or arising from, such withdrawal (in which connection he and his Member Firm(s) shall execute a standard withdrawal agreement in the form provided to him and to the extent not inconsistent with the terms of this Agreement, if so requested by his Member Firm(s)). Upon such Exchange, each Section 2.04 Covered Person shall cease to have any ongoing rights with respect to his ownership interests in his Member Firm(s) with effect from the Effective Date, except the right to receive such Common Shares (and Class X Rights) or Class A Common Shares.

         Section 2.05. Condition to Receipt of Shares. As a condition to the receipt of any Common Shares (and Class X Rights) or Class A Common Shares by a Covered Person pursuant to a Redemption, Re-Employment or Exchange, as the case may be, he shall have entered into the Voting Agreement, the Transfer

Rights Agreement (to the extent such Covered Person receives any Common Shares), an Employment Agreement, and, if so requested by his Member Firm(s), either a withdrawal agreement (in the case of a Redemption or Exchange) or a waiver and release agreement (in the case of a Re-Employment). In addition, by receipt of any such Common Shares (and Class X Rights) or Class A Common Shares, he:

         (a) acknowledges that such Common Shares (and Class X Rights, as well as the Class X Common Shares underlying such rights) or Class A Common Shares have not been registered under the Securities Act or any securities laws and that such Common Shares (and Class X Rights, as well as the Class X Common Shares underlying such rights) or Class A Common Shares may not be offered or sold other than under a registration statement under the Securities Act or pursuant to an applicable exemption from the Securities Act; and

         (b) represents and warrants that he is (i) [an "accredited investor" as defined in Regulation D promulgated under the Securities Act or an investor] OR [an investor] with sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in such Common Shares (and Class X Rights, as well as the Class X Common Shares underlying such rights) or Class A Common Shares or (ii) not a "U.S. person" (as defined in Regulation S) and that he is receiving such shares in an offshore transaction pursuant to Regulation S, and acknowledges that he has delivered a certificate with respect to such matters.

         Section 2.06. Delivery of Certificates. As soon as reasonably practicable after the Redemption or Re-Employment or Exchange, as the case may be, and subject to the terms of any other applicable agreement between the Covered Person and BermudaCo or its affiliates, the Member Firm(s) (or, in the case of an Exchange, Luxco or BermudaCo) shall deliver or cause to be delivered to each Covered Person one or more certificates representing the aggregate number of Common Shares (and, upon exercise of Class X Rights, Class X Common Shares) or Class A Common Shares, as the case may be, deliverable pursuant to Sections 2.02, 2.03 or 2.04 (or registered in the name of a nominee for such Covered Person and/or held in the custody of a custodian pursuant to Section
2.04 of the Transfer Rights Agreement or Section 2.05 of the Voting Agreement). Any share certificate representing such Common Shares (and such Class X Common Shares) or Class A Common Shares may bear a legend as described in Section 2.04 of the Transfer Rights Agreement or Section 2.05 of the Voting Agreement.

         Section 2.07. Dividends and Distributions. Each Covered Person shall be deemed a holder of record of Common Shares (and, upon exercise of Class X Rights, Class X Common Shares) or Class A Common Shares, as the case may be, as of the Effective Date for purposes of any dividend or other distribution paid in respect of Luxco or BermudaCo, respectively, to holders of record, or the solicitation of any votes or consents, on or after the date of the Redemption, Re-Employment or Exchange.

         Section 2.08. Retirement and Other Benefits. The Member Firm(s) shall comply with their respective obligations under Section 7.12 and Section 7.16 of the Rollup Agreement and any provision of the Local Structure Term Sheet implementing such sections.

         Section 2.09. Waiver of Restrictions. Subject to the conditions provided for in this Agreement (including, without limitation, a Covered Person's execution of any withdrawal agreement or a waiver and release agreement described in Article 2 at the request of his Member Firm(s)), each Member Firm hereby waives any notice, non-competition, non-solicitation or other protective or restrictive covenants imposed on a Covered Person as a result of his execution and delivery of this Agreement and resulting withdrawal or other departure from or termination by his Member Firm(s) (to the extent such protections or restrictions would restrict his ability to engage in the Consulting Business or any other business of PwC Consulting); provided that if a Covered Person has terminated his employment with BermudaCo and its affiliates and in connection with such termination, the Partners Committee has not waived the non-competition and non-solicitation covenants in Section 3.01, then the Member Firm(s)'s waiver contained in this Section 2.09 shall be null and void, effective as of such termination..

         Section 2.10. Amendment of Member Firm Documents. Each Covered Person consents and agrees to vote in favor of any amendment to his Member Firm's organizational or constitutive document(s) to effect the terms of the Rollup Agreement and this Agreement.

         Section 2.11. Indemnification. The provisions of Article XI of the Rollup Agreement shall inure to the benefit of each Covered Person to the extent stated therein.

                                   Article 3
                            NON-COMPETITION AGREEMENT

         Section 3.01. Non-Competition Covenants. (a) In order to maximize and protect the value of the goodwill, proprietary information and relationships and other intangible assets of the business being transferred by the Member Firm(s) to (as applicable) BermudaCo or Luxco (or, in the case of Exchanges under Section 2.04, in order to maximize the value of such assets of the Member Firm being transferred) and in connection with the issuance of Common Shares (and Class X Rights) or Class A Common Shares, as the case may be, by Luxco or BermudaCo, respectively, in the Transaction, a portion of which are to be received by Covered

Persons pursuant to Redemptions, Re-Employments or Exchanges, as the case may be, and a portion of which are to be retained by the Member Firm (or, in the case of Exchanges under Section 2.04, by shareholders of such Firm who are not Covered Persons), each Covered Person agrees that he shall not, for a period ending on the later of 3 years following the Effective Date or 12 months following the termination of such Covered Person's employment with BermudaCo and its affiliates (the "RESTRICTED PERIOD"):

                  (i) associate (including, without limitation, association as a sole proprietor, owner, employer, director, partner, principal, investor, joint venturer, shareholder, associate, employee, member, consultant, contractor or otherwise) with any Competitive Enterprise or any of the affiliates, related entities, successors or assigns of any Competitive Enterprise or in connection with such association engage in competition with the Consulting Business; provided, however, that with respect to the equity of any Competitive Enterprise that is or becomes publicly traded, such Covered Person's ownership as a passive investor of less than 1% of the outstanding publicly traded stock of a Competitive Enterprise shall not be deemed a violation of Section 3.01(a)(i) of this Agreement;

                  (ii) directly or indirectly (A) solicit, or assist any other person in soliciting, any Client or Prospective Client for the purpose of seeking an engagement to perform or provide any services in competition with the Consulting Business to such Client or Prospective Client; (B) perform or provide, or assist any other person in performing or providing, services in competition with the Consulting Business for any Client or Prospective Client; or (C) interfere with or damage (or attempt to interfere with or damage) any relationship and/or agreement between BermudaCo or its affiliates or this member Firm(s) or any of their predecessors and their affiliates and a Client or Prospective Client; or

                  (iii) directly or indirectly, solicit, hire, employ, engage or retain (or assist any other person in soliciting, hiring, employing, engaging or retaining) any employee or representative or other agent of BermudaCo or its affiliates, including, without limitation, any former employee or representative or other agent of BermudaCo or its affiliates or any of their predecessors (including, without limitation, PwC Consulting and its affiliates) who ceased working for BermudaCo and its affiliates or any of their predecessors (or any of their predecessors) within the 12-month period before or after the date on which such Covered Person's employment with BermudaCo or its affiliates terminated, in connection with or for the purpose of bringing about a termination of an existing employment or service relationship (or, in the case of former employees or representatives and/or other agents, seeking to engage such persons to perform or provide services in competition with the Consulting Business).

         (b) Each Covered Person acknowledges that the Covered Person's covenants under this Article 3 are a condition precedent to the delivery of Common Shares (and Class X Rights) or Class A Common Shares, as the case may be, under Article 2 and such Common Shares (and Class X Rights) or Class A Common Shares would not have been delivered in the absence of such Covered Person's covenants. In addition, in light of each Covered Person's education, skills, abilities and financial resources, each Covered Person agrees that he will not assert, and it should not be considered, that any provisions of this Article 3 prevent such Covered Person from earning a living or otherwise are void, voidable or unenforceable or should be voided or held unenforceable.

         (c) The Partners Committee is authorized to waive any or all of the foregoing restrictions, or any portion thereof; provided, however, that the Partners Committee must first obtain the written consent to such waiver of the Chief Executive Officer of BermudaCo (or his designee), who may grant or withhold such consent in his sole and absolute discretion. Upon any such waiver by the Partners Committee in connection with a Covered Person, the Member Firm(s) of such Covered Person shall waive any remaining notice, non-competition, non-solicitation or other protective or restrictive covenants applicable to him; provided that BermudaCo or an affiliate provides such Member Firm(s) with notice of such waiver within 15 days, in which case the waiver by the Member Firm(s) shall be effective as of the effective date of the waiver by the Partners Committee.

         Section 3.02. Remedies Upon Breach. (a) Damages.

                  (i) Each Covered Person agrees that if he were to breach any provision of this Article 3, Luxco and BermudaCo would suffer damages that are not readily ascertainable. Accordingly, in addition to and without limiting any remedies in law or in equity that may be available to Luxco and BermudaCo for the breach of this Article 3, including, without limitation, injunctive and other equitable relief, each Covered Person agrees that in the event of a breach of this Article 3 by such Covered Person prior to the third anniversary of the Effective Date, as reasonably determined by the Partners Committee, such Covered Person shall pay to BermudaCo (or a designated affiliate) immediately following such determination and a written demand therefor, a cash payment in an amount equal to such Covered Person's aggregate cash compensation paid by BermudaCo or its affiliates (and, where applicable, their predecessors) in such Covered Person's last full year of employment with BermudaCo and its affiliates (or, where applicable, employment or service with PwC) (or such lesser amount as may be designated by the Partners Committee in its sole and absolute discretion), as and for liquidated damages ("LIQUIDATED Damages"). Each

         Covered Person acknowledges and agrees that the payment required by this Section 3.02 is a reasonable forecast of the damages likely to result from such breach and is not a penalty of any kind. Notwithstanding the foregoing, a Covered Person's covenant to pay Liquidated Damages shall terminate upon his termination of employment without Cause by BermudaCo and its affiliates; provided, however, that in the avoidance of doubt, all other covenants contained in Article 3, including those in Section 3.01, and any other relief available to Luxco and BermudaCo for breach of this Article 3 shall not terminate at such time.

                  (ii) Each Covered Person agrees that the Liquidated Damages shall be secured by the Shares received by such Covered Person pursuant to Article 2, pursuant to a Pledge Agreement, which is incorporated in this Agreement by reference and made a part of this Agreement.

                  (iii) Each Covered Person further agrees that the payment of Liquidated Damages shall not be construed as a release or waiver by Luxco or BermudaCo of the right to prevent the continuation of any such breach of this Article 3 in equity or otherwise and shall not preclude or be construed to preclude Luxco or BermudaCo from making a showing of irreparable injury or any other element that may be necessary to secure injunctive relief.

         (b) Injunctive Relief. Each Covered Person acknowledges and agrees that Luxco's and BermudaCo's remedy at law for any breach of the covenants contained in this Article 3 would be inadequate and that for any breach of such covenants, Luxco and BermudaCo shall, in addition to other remedies as may be available to it at law or in equity, or as provided for in this Agreement, be entitled to an injunction, restraining order or other equitable relief, without the necessity of posting a bond, restraining the Covered Person from committing or continuing to commit any violation of the covenants. Each Covered Person agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

                                   Article 4
                                  MISCELLANEOUS

         Section 4.01. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of [ ], without regard to principles of conflicts of laws.

         Section 4.02. Resolution of Disputes. Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or the Pledge Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce before a single arbitrator, subject to the following. The seat of arbitration shall be England. However, hearings may be held in New York, London or Geneva, as the party against whom the arbitration is sought shall specify or agree or, in the absence of such specification or agreement within 15 days of the request for arbitration, as the arbitrator shall decide. The parties may select an arbitrator who is a national of the same country as one of the parties. If the parties to the dispute fail to agree on the selection of an arbitrator within 15 days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language.

         Performance under the Agreements shall continue if reasonably possible during any arbitration proceedings.

         (b) Notwithstanding the provisions of Section 4.02(a), BermudaCo may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a Covered Person to arbitrate, seeking temporary or preliminary relief pending resolution of a dispute between the Parties and/or enforcing an arbitration award, and, for the purposes of this Section 4.02(b), each Covered Person (i) expressly consents to the application of Section 4.02(c) to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of the Agreements would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the General Counsel of BermudaCo, PwCC Limited, c/o PwC Consulting, 1301 Avenue of the Americas, New York, NY 10019 (or, if different, the then-current principal business address of the duly appointed General Counsel of BermudaCo) as such Covered Person's agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Covered Person of any such service of process, shall be deemed in every respect effective service of process upon the Covered Person in any such action or proceeding.

         (c) EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE STATE AND CITY OF NEW YORK, BOROUGH OF MANHATTAN, UNITED STATES OF AMERICA FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02(b), OR ANY JUDICIAL PROCEEDING

ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT OR THE PLEDGE AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The Parties acknowledge that the fora designated by this Section 4.02(c) have a reasonable relation to this Agreement and the Pledge Agreement and to the Parties' relationship with one another.

                  (ii) The Parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in Section 4.02(c)(i), and the Parties agree not to plead or claim the same.

         (d) Each Covered Person shall be responsible for all expenses of such Covered Person incurred in connection with the compliance by such Covered Person with his obligations under this Agreement, including expenses incurred by Luxco or BermudaCo in enforcing the provisions of this Agreement relating to such obligations.

         Section 4.03. Amendment; Waiver. (a) Except as provided for in Section 3.01(c), this Agreement may not be modified, other than by a written agreement executed by the Covered Person, Luxco and BermudaCo, nor may any provision of this Agreement be waived other than by a writing executed by Luxco and BermudaCo.

         (b) The waiver by Luxco and BermudaCo of any particular default by a Covered Person shall not affect or impair the rights of Luxco and BermudaCo with respect to any subsequent default of the same or of a different kind by such Covered Person or a different Covered Person; nor shall any delay or omission by Luxco or BermudaCo to exercise any right arising from any default by a Covered Person affect or impair any rights that Luxco or BermudaCo may have with respect to the same or any future default by such Covered Person or a different Covered Person.

         (c) Each party hereto understands that from time to time certain other persons may become Covered Persons by executing and delivering a joinder agreement in the form of Exhibit I hereto, and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof. Accordingly, this Agreement may be amended by the Partners Committee from time to time and without the approval of any other person, but solely for the purposes of (i) adding to Appendix A such persons as shall be made party to this Agreement by executing and delivering a joinder agreement and (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to the terms hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

         Section 4.04. Notice. (a) Any communication, demand or notice to be given under this Agreement will be duly given (and shall be deemed to be received) when delivered in writing by hand or first class mail or by facsimile to a party at its address as indicated below:

         If to a Covered Person,

                  c/o PwCC Limited
                  c/o PwC Consulting
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Facsimile: 646-394-6772
                  Attention: General Counsel
                  (or, if different, the then-current principal business address of the duly appointed General Counsel of BermudaCo)

         If to a Member Firm,

                  c/o PricewaterhouseCoopers LLP
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Facsimile: 646-394-6772
                  Attention: General Counsel

         If to BermudaCo,

                  PwCC Limited
                  c/o PwC Consulting
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Facsimile: 646-394-6772
                  Attention: General Counsel
                  (or, if different, the then-current principal business address of the duly appointed General Counsel of BermudaCo)

         If to Luxco,

                  PwC Consulting SCA
                  c/o PwC Consulting
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Facsimile: 646-394-6772
                  Attention: General Counsel
                  (or, if different, the then-current principal business address of the duly appointed General Counsel of BermudaCo)

         (b) Luxco or BermudaCo shall be responsible for notifying each Covered Person of the receipt of a communication, demand or notice under this Agreement relevant to such Covered Person, in writing, at the address of such Covered Person then in the records of Luxco or BermudaCo (and each Covered Person shall notify Luxco and BermudaCo of any change in such address for communications, demands and notices) or by electronic mail to the principal electronic address of such person maintained by BermudaCo.

         (c) Unless otherwise provided to the contrary in this Agreement, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by facsimile or electronic mail.

         Section 4.05. Severability. If any provision of this Agreement shall be held or deemed to be invalid, illegal or unenforceable in any jurisdiction, for any reason, the invalidity of that provision shall not have the effect of rendering the provision in question unenforceable in any other jurisdiction or in any other case or of rendering any other provision in this Agreement unenforceable, but the invalid provision shall be substituted with a valid provision which most closely approximates the intent and the economic effect of the invalid provision and which would be enforceable to the maximum extent permitted in such jurisdiction or in such case.

         Section 4.06. Local Annexes. To the extent necessary to comply with the applicable law of a relevant jurisdiction or in order to ensure that the provisions of this Agreement reflect the structure and terms agreed in relation to the transactions contemplated by the Rollup Agreement for a jurisdiction, this Agreement may be supplemented with an annex (an "LOCAL ANNEX"), which Local Annex shall set forth certain terms and conditions applicable to the enforceability of this Agreement in such jurisdiction or in relation to the application of this Agreement to the structure and terms of the transactions contemplated by the Rollup Agreement for such jurisdiction. If there is a conflict between the provisions of this Agreement (absent such supplementation) and the provisions contained in an Local Annex, the provisions of such Local Annex shall govern.

         Section 4.07. Amendments to Effect Reorganization. The parties understand that there may be restructuring of the proposed roll-up transactions to occur on the date of the closing of the IPO that may result in BermudaCo being reorganized as (or its rights and liabilities assumed by) a corporation organized under the laws of any of the United States of America. Notwithstanding anything to the contrary contained herein, the Partners Committee may, without the consent of any Covered Person under this Agreement, make such amendments or modifications to this Agreement in connection with any such restructuring (including the assignment of the rights and liabilities granted to BermudaCo hereunder to such new United States corporation) as it deems necessary or desirable to carry out the intent of the provisions hereof.

         Section 4.08. Section Headings. The headings of sections of this Agreement are provided for convenience only and will not affect its construction or interpretation.

         Section 4.09. Entire Agreement. This Agreement and the agreements specifically named in this Agreement (i.e., the Pledge Agreement, the Rollup Agreement, the Transfer Rights Agreement, the Voting Agreement and the Employment Agreement and any withdrawal agreement or waiver and release agreement described in Article 2) contain the entire agreement between the Parties with respect to the subject matter therein and supersede all prior oral and written agreements between the Parties pertaining to such matters.

         Section 4.10. Further Assurances. Each Covered Person agrees to execute all such further instruments and documents and to take all such further action as may be reasonably necessary to effect the terms and purposes of this Agreement.

         Section 4.11. Execution In Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Redemption and Non-Competition Agreement as of the date first above written.

                                 PwCC LIMITED
                                 By:

                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PwC CONSULTING SCA
                                 By:

                                     -------------------------------------------
                                     Name:
                                     Title:


[Signature blocks of Member Firms set forth separately.]

[Signature blocks of Covered Persons set forth separately.]

                                  [NAME OF MEMBER FIRM]
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  By:
                                     -------------------------------------------
                                     Name:

                                                                    APPENDIX A-1

                   COVERED PERSONS (REDEMPTION OR TERMINATION)




                                      A1-1

                                                                    APPENDIX A-2

                 COVERED PERSONS (SECTION 2.03 COVERED PERSONS)




                                      A2-1

                                                                    APPENDIX A-3

                 COVERED PERSONS (SECTION 2.04 COVERED PERSONS)




                                      A3-1

                                                                      APPENDIX B

                             COMPETITIVE ENTERPRISES

                            [TAILORED PER TERRITORY]

                                                                    APPENDIX C-1

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of April 30, 2002 (this "AGREEMENT"), among PwCC Limited, a Bermuda holding company ("BERMUDACO"), and (the "PLEDGOR"). Terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Redemption and Non-Competition Agreement (referred to below).

                              W I T N E S S E T H:

         WHEREAS, in connection with the Pledgor's participation in the Transaction, each Covered Person and BermudaCo have entered into the Redemption and Non-Competition Agreement attached hereto (the "REDEMPTION AGREEMENT"), into which this Agreement is incorporated by reference and of which this Agreement is a part, in respect of, inter alia, each Covered Person's obligations not to engage in the activities described in Section 3.01 of the Redemption Agreement for the Restricted Period (the "OBLIGATIONS"). In addition, each Covered Person has agreed under the Redemption Agreement to certain provisions regarding choice of law, dispute resolution, injunctive relief and submission to jurisdiction with respect to the enforcement of the Obligations.

         WHEREAS, pursuant to the Redemption Agreement, each Covered Person has agreed to pay a certain amount of liquidated damages (with respect to any Covered Person, such Covered Person's "LIQUIDATED DAMAGES") to BermudaCo in respect of any breach by such Covered Person of the Obligations set forth in the Redemption Agreement. As security for the timely payment of the Liquidated Damages, the Pledgor has agreed to pledge to BermudaCo all of such Pledgor's Covered Shares, as such term is defined in the Voting Agreement (as may be reduced for the payment of any taxes in accordance with Section 2.02(e) of the Voting Agreement).

         NOW, THEREFORE, in consideration of the promises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Pledge. As collateral security for the full and timely payment of Liquidated Damages, the Pledgor hereby pledges to BermudaCo and creates for the benefit of BermudaCo a perfected first priority security interest in the Covered Shares (as may be reduced for the payment of any taxes in accordance with Section 2.02(e) of the Voting Agreement) in which such Pledgor now has or at any time in the future may acquire any right, title or interest (and all certificates or other instruments or documents evidencing the Covered Shares, if any, and all securities entitlements in the Covered Shares if such Pledgor holds his interest in



                                      C1-1
the Covered Shares through a securities intermediary) and, except as set forth in Section 2(a), all proceeds thereof (together with any securities, securities entitlements or property to be delivered to BermudaCo pursuant to Section 2(b)) and, upon substitution or delivery in accordance with Section 1(b), any Substitute Collateral (as defined in Section 1(b)) and all proceeds thereof (collectively, the "PLEDGED SECURITIES"). Notwithstanding the foregoing, at the request of the Pledgor and upon the prior written consent of BermudaCo (which consent shall be granted in the sole discretion of BermudaCo), such Pledgor may grant a first priority security interest in the Pledged Securities to another entity (a "PERMITTED PRIOR PLEDGEE"), in which case, the pledge by such Pledgor under this Agreement shall be a second priority security interest in the Pledged Securities. The Pledgor confirms that the Covered Shares are certificated securities within the meaning of the UCC (as defined below).

                  (b) During the term of this Agreement, the Pledgor may substitute for Pledged Securities readily marketable direct obligations of the United States, any agency thereof, or any triple-A rated sovereign, or other collateral acceptable to BermudaCo in its sole and absolute discretion (such collateral, other than Covered Shares, the "SUBSTITUTE COLLATERAL") with a Fair Market Value on the date of substitution equal to or greater than the Fair Market Value on such date of the Pledged Securities to be released in exchange therefor. Upon such substitution, the Pledged Securities replaced by such Substitute Collateral shall be released from the pledge under this Agreement. The Pledgor agrees to deliver to BermudaCo such documents and to take such action deemed necessary or appropriate by BermudaCo to give BermudaCo a first priority perfected security interest in the Substitute Collateral, provided that in cases where a security interest in the Pledged Securities has been granted to a Permitted Prior Pledgee, BermudaCo shall receive a second priority perfected security interest in the Substitute Collateral.

                  (c) If the Pledgor is not prohibited from doing so by the terms of the Voting Agreement or any other written agreement with BermudaCo, or any law or regulation or BermudaCo policy (collectively, the "RESTRICTIONS") and, if at the time of the transfer, no Payment Event (as defined below) has occurred or is continuing with respect to such Pledgor (or the Covered Person who controls such Pledgor), this Agreement shall not prohibit such Pledgor from disposing of Covered Shares and receiving the proceeds thereof (such disposition, a "PERMITTED DISPOSITION").

                  (d) For purposes of this Agreement, the "FAIR MARKET VALUE" of any Pledged Security means, as of any date (i) in the case of Pledged Securities that are Class A Common Shares or Exchangeable Shares (as such term is defined in the Voting Agreement), the average of the daily closing prices for Class A Common Shares on the principal securities



                                      C1-2
         exchange or market on which such Class A Common Shares are traded for the 20 consecutive business days before the date in question (the "AVERAGE CLOSING PRICE"); provided, however, that the Fair Market Value of Class A Common Shares or Exchangeable Shares for purposes of determining the amount of Substitute Collateral necessary to deliver in lieu of the Covered Shares during the first 20 business days following the closing date of the IPO shall be deemed to be the initial public offering price in the IPO; and provided further, that in connection with any enforcement of the security interest granted under this Agreement by BermudaCo in respect of the Class A Common Shares or Exchangeable Shares under Section 3, the Average Closing Price shall be determined as the average of the daily closing prices for Class A Common Shares on the principal securities exchange or market on which such Class A Common Shares are traded for the 20 consecutive business days before the date the Enforcement Notice (as defined below) was given, and (ii) otherwise, the fair market value thereof as determined in good faith by the board of directors of BermudaCo. Any good faith determination by the board of directors of BermudaCo of the Fair Market Value of any Pledged Security will be binding on the Pledgor.

                  (e) The Pledgor shall deliver to BermudaCo, promptly upon receipt thereof, all certificates or other instruments or documents, if any, evidencing the Pledged Securities together with such other documents deemed necessary or appropriate by BermudaCo to give BermudaCo control (as defined in the Uniform Commercial Code of the State of New York (the "UCC")) or otherwise to perfect and maintain the first priority security interest granted under this Agreement (such transfer powers and other appropriate documents, the "PERFECTION DOCUMENTS") in respect of Pledged Securities, free and clear of any liens or adverse claims, and will deliver Perfection Documents for all Pledged Securities to be pledged under this Agreement from time to time. The Pledgor hereby authorizes the issuer of any Covered Shares issued to such Pledgor and any transfer agent in respect of such Covered Shares to deliver any certificate or other instruments or documents, if any, evidencing such Covered Shares to BermudaCo or its delegate and agrees that he shall cause any securities intermediary through which such Pledgor holds its interest in any Covered Shares or Substitute Collateral to enter into a control agreement with BermudaCo.

         2. Administration of Security. The following provisions shall govern the administration of Pledged Securities:

                  (a) (i) So long as no Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), such Pledgor shall (subject to the terms of the



                                      C1-3

         Voting Agreement) be entitled to vote Pledged Securities and to exercise all of such Pledgor's rights in respect of the Pledged Securities (subject to the terms of the Voting Agreement), and to receive and retain all cash dividends and distributions or interest in respect of Pledged Securities and, except as set forth in Section 2(b) other distributions thereon and to give consents, waivers and, if applicable, ratifications in respect thereof. As used in this Agreement, a "PAYMENT EVENT", shall mean the failure by such Pledgor (or the Covered Person who controls such Pledgor) to make any payment of Liquidated Damages upon demand by BermudaCo therefor as provided in the Redemption Agreement.

                           (ii) Notwithstanding the other provisions contained
                  in this Agreement, so long as no Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), such Pledgor shall be entitled to receive the proceeds from Permitted Dispositions of Pledged Securities pursuant to and subject to Section 1(c).

                  (b) If the Pledgor becomes entitled to receive, or receives, any certificate representing Pledged Securities (or other share or security that may succeed Pledged Securities or any share or security issued as a dividend or distribution in respect of Pledged Securities) in respect of any stock dividend, stock split, reverse stock split, spin-off, split-up, combination, exchange or distribution of shares or increase or reduction of capital, in each case, with respect to Pledged Securities, or as a result of any business combination, amalgamation, restructuring, recapitalization or other extraordinary transaction directly or indirectly involving BermudaCo, its subsidiaries or any of their respective securities or assets, then such Pledgor agrees to deliver to BermudaCo such documents and to take such action deemed necessary or appropriate by BermudaCo to give BermudaCo a first priority perfected security interest in such certificates, as additional collateral security for Liquidated Damages, provided that in cases where a security interest in the Pledged Securities has been granted to a Permitted Prior Pledgee, BermudaCo shall receive a second priority perfected security interest in such collateral.

                  (c) The Pledgor hereby agrees that BermudaCo is authorized to hold (other than, in relation to shares in BermudaCo ("BERMUDACO SHARES"), if any, owned by such Pledgor, to the extent prohibited by Bermuda law) Pledged Securities through one or more custodians or, in relation to any Pledged Securities, to engage any agent or agents to enforce its rights under this Agreement in respect of the Pledged Securities, in which case the identity of such custodian or agent shall be made known to the Pledgor if and when required by applicable law. BermudaCo and its agents (and its and their assigns) shall have no


                                      C1-4
         obligation in respect of Pledged Securities, except to hold (other than, in relation to BermudaCo Shares, to the extent prohibited by Bermuda law) and dispose, or direct the disposition of, or purchase the Pledged Shares in accordance with the terms of this Agreement. In the event that the Pledgor substitutes cash for Pledged Securities as provided in Section 1(b), BermudaCo shall determine in its sole discretion the manner in which such cash shall be invested during the term of this Agreement.

                  (d) The Pledgor agrees with BermudaCo that: (i) such Pledgor will not, and will not purport to, grant or suffer liens or encumbrances against (excluding for such purpose the Voting Agreement and such liens and encumbrances granted to or in favor of Permitted Prior Pledgees and BermudaCo), or except as provided in Section 1(c), sell, transfer or dispose of, any Pledged Securities other than to or in favor of a Permitted Prior Pledgee or BermudaCo; (ii) BermudaCo is authorized, at any time and from time to time, to file financing statements and other recording instruments and give notice to third parties regarding Pledged Securities without such Pledgor's signature to the extent permitted by applicable law, to transfer all or any part of the Pledged Securities (other than the BermudaCo Shares, to the extent prohibited by Bermuda law) to BermudaCo's name or that of its nominee, and, subject to the provisions of Section 2(a), to exercise all rights as if the absolute owner thereof; and (iii) the Pledgor shall, promptly upon request by BermudaCo, provide BermudaCo with such Pledgor's true legal name and principal residence or chief executive office and jurisdiction of organization, and, thereafter, such Pledgor will not change such Pledgor's name or address or chief executive office or jurisdiction of organization without 30 days' prior written notice to BermudaCo.

                  (e) Subject to the earlier disposition and application of Pledged Securities pursuant to this Agreement following a Payment Event in respect of the Pledgor (or the Covered Person who controls such Pledgor), Pledged Securities pledged by the Pledgor under this Agreement shall be released from the pledge under this Agreement, and the lien hereby created in such Pledged Securities shall simultaneously be released, upon the earliest to occur of (i) such Pledgor's death or the death of the Covered Person who controls such Pledgor, (ii) the expiration of the Restricted Period, (iii) payment in cash or other satisfaction by such Pledgor of all Liquidated Damages or (iv) the Permitted Disposition of such Pledged Securities. Notwithstanding the foregoing, no Pledged Securities pledged by the Pledgor pursuant to this Agreement shall be released from the pledge under this Agreement pursuant to this Section 2(e), if a Payment Event has occurred and is continuing with respect to such Pledgor (or the Covered Person who controls such Pledgor) or if there are one or more pending disputes between such Pledgor and BermudaCo as to the


                                      C1-5
         occurrence of a Payment Event or as to the right of BermudaCo to exercise its remedies under this Agreement or the Redemption Agreement, including realization against Pledged Securities in accordance with
         Section 3, and this Agreement shall not terminate until the resolution of all such disputes.

                  (f) BermudaCo shall immediately upon request by the Pledgor execute and deliver to such Pledgor such instruments, deeds, transfers, assurances and agreements, in form and substance as such Pledgor shall reasonably request, including the withdrawal or termination of any financing statements and amendments thereto, or the filing, withdrawal, termination or amendment of any other document required under applicable law to evidence the termination of the security interest created under this Agreement with respect to any securities that are released from the pledge under this Agreement in accordance with the provisions of this Agreement.

         3. Remedies in Case of a Payment Event. (a) If a Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), BermudaCo shall have the rights and remedies of a secured party under Article 9 of the UCC to the extent permitted by applicable law with respect to such Pledgor.

                  (b) If BermudaCo elects to sell the Pledged Securities pledged by the Pledgor as a remedy under this Agreement, to the extent required and permitted by applicable law, BermudaCo will give such Pledgor notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Pledged Securities is to be made, by sending notice at least three days before the time of sale or disposition, which the Pledgor hereby agrees is reasonable. BermudaCo need not give such notice if not required by the UCC or other applicable law. The Pledgor acknowledges the possibility that the public sale of some or all Pledged Securities by BermudaCo may not be made without a then existing and effective registration statement under the Securities Act. The Pledgor acknowledges and agrees with BermudaCo that BermudaCo has no affirmative obligation to prepare or keep effective any such registration statement and agrees that at any private sale Pledged Securities pledged by the Pledgor may be sold at a price that is less than the price which might have been obtained at a public sale or that is less than the aggregate outstanding amount of Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor). Any proceeds from the sale of such Pledged Securities in excess of the then outstanding Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor) will continue to be held as Pledged Securities under this Agreement until returned in accordance with Section 2(e).


                                      C1-6

                  (c) BermudaCo may, as a remedy under this Agreement and to the extent permitted by applicable law, (i) take ownership of or (ii) purchase in accordance with S42A of the Companies Act 1981 of Bermuda, in each case, such number of Pledged Securities which are BermudaCo Shares pledged by the Pledgor as have a value (based upon the Fair Market Value thereof) equal to, or as near as possible equal to, the then unpaid portion of Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor) (in either case, without payment of any cash consideration to the Pledgor) by giving written notice to the applicable Pledgor (the "ENFORCEMENT NOTICE"). Effective upon the giving of the Enforcement Notice, and without further action on the part of the parties to this Agreement, BermudaCo shall be deemed to have (A) taken ownership (to the extent permitted by applicable law) or purchased, and disposed of the lesser of (1) all such Pledged Securities or (2) such whole number of such Pledged Securities as has a Fair Market Value equal to, or as near as possible equal to, the then unpaid Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor); and (B) received proceeds in the amount of the Fair Market Value of such Pledged Securities and applied such proceeds to the payment of any then unpaid Liquidated Damages of the Pledgor (or the Covered Person who controls such Pledgor). Any proceeds from the deemed sale of such Pledged Securities in excess of the then outstanding Liquidated Damages of the Pledgor (or the Covered Person who controls such Pledgor) will continue to be held as Pledged Securities under this Agreement until returned in accordance with
         Section 2(e). Nothing in this Agreement, however, shall require BermudaCo to take ownership of or to purchase Pledged Securities in accordance with this Section 3 in order to satisfy an obligation of the Pledgor (or the Covered Person who controls such Pledgor) to pay Liquidated Damages.

                  (d) If a Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), (i) with respect to such Pledgor's Pledged Securities which are not BermudaCo Shares, BermudaCo (except to the extent subject to the terms of the Voting Agreement) shall be entitled to vote such Pledged Securities and to exercise all of such Pledgor's rights in respect of such Pledged Securities and to receive and retain all cash dividends and distributions in respect of such Pledged Securities, and other distributions thereon and to give consents, waivers and, if applicable, ratifications in respect thereof, and (ii) with respect to such Pledgor's Pledged Securities which are BermudaCo Shares, such Pledgor shall issue a proxy in a form acceptable to BermudaCo to such person as BermudaCo directs which proxy shall give such person all voting rights, the right to give consents, waivers and, if applicable, ratifications, and the right to exercise all of such Pledgor's


                                      C1-7
         other rights, in each case in respect of such Pledgor's BermudaCo Shares (subject to the terms of the Voting Agreement), and BermudaCo shall be permitted to withhold all cash dividends and distributions and other distributions in respect of such BermudaCo Shares and all such withheld cash dividends and distributions and other distributions shall become part of the Pledged Securities.

         4. Pledgor's Obligations Not Affected. Except as provided in Section 10(b), the obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (a) any subordination, amendment or modification of or addition or supplement to this Agreement, the Redemption Agreement or any assignment or transfer thereof;
(b) any exercise or non-exercise by BermudaCo of any right, remedy, power or privilege under or in respect of this Agreement, the Redemption Agreement or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Redemption Agreement, or any assignment or transfer of any thereof; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of BermudaCo, whether or not any Pledgor shall have notice or knowledge of any of the foregoing; (e) any substitution of collateral pursuant to Section 1(b); or (f) any other act or omission to act or delay of any kind by any Pledgor, BermudaCo or any other person or any other circumstance whatsoever which might, but for the provisions of this clause (f), constitute a legal and equitable discharge of any Pledgor's obligations under this Agreement.

         5. Attorneys-in-Fact. Without prejudice to the terms of Section 1(a), each of BermudaCo, and the General Counsel of BermudaCo from time to time, acting separately, are hereby appointed the attorneys-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that BermudaCo reasonably may deem necessary or advisable to accomplish the purposes of this Agreement, which appointments as attorneys-in-fact are irrevocable as ones coupled with an interest. Without limiting the foregoing, the Pledgor specifically authorizes and appoints as attorney-in-fact each of BermudaCo and the General Counsel of BermudaCo from time to time, acting separately, to execute and deliver any undated share transfer powers and control agreements in respect of any certificates or other instruments or documents evidencing the Pledge Securities pledged under this Agreement by such Pledgor.

         6. Notices. All notices or other communication required or permitted to be given under this Agreement shall be delivered as provided in the Redemption Agreement.


                                      C1-8

         7. No Third Party Beneficiaries. Except as expressly provided in this Agreement, this Agreement shall not confer on any person other than BermudaCo and the Pledgor any rights or remedies under this Agreement.

         8. Governing Law. This Agreement and the rights and duties of the parties under this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of laws, and except to the extent that the validity or perfection of a security interest created hereby or remedies under this Agreement are governed by the law of a jurisdiction other than the State of New York as provided in this Agreement or in the UCC.

         9. Dispute Resolution. This Agreement shall be subject to the provisions of Section 3.02 and Section 4.02 of the Redemption Agreement, which are incorporated in this Agreement by reference and made a part of this Agreement. Any and all disputes arising out of, relating to or in connection with this Agreement, including, without limitation, disputes relating to the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of the dispute resolution provision), shall be finally settled by arbitration in accordance with Section 4.02 of the Redemption Agreement.

         10. Miscellaneous. (a) This Agreement and the Redemption Agreement contain the entire understanding and agreement between the Pledgor and BermudaCo with respect to the matters expressly covered in this Agreement and therein and supersede any other agreement, written or oral, pertaining to such matters.

                  (b) This Agreement may not be amended or modified with respect to the Pledgor other than by a written agreement executed by such Pledgor and BermudaCo or its successors, nor may any provision of this Agreement be waived other than by a document in writing by the party granting such waiver; provided that BermudaCo may amend or modify this Agreement with respect to the Pledgor without the written consent of such Pledgor if such amendment or modification is not materially adverse to the Pledgor and (ii) is necessary or desirable in the judgment of a Permitted Prior Pledgee in order to create or perfect the security interest in the Pledged Securities granted to such Permitted Prior Pledgee. The Pledgor may not, directly or indirectly, assign such Pledgor's rights or obligations under this Agreement without the prior written consent of BermudaCo or its successors, or such individual's designee, and any such assignment by such Pledgor in violation of this Agreement shall be void. This Agreement shall be binding upon the Pledgor's permitted successors and assigns. Without impairing the Pledgor's obligations under this Agreement, BermudaCo may at any time and from time to time assign its


                                      C1-9
         rights and obligations under this Agreement to any of its subsidiaries or affiliates (and have such rights and obligations reassigned to it or to any other subsidiary or affiliate). This Agreement shall be binding upon and inure to the benefit of BermudaCo and its successors and assigns.

                  (c) If any provision of this Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

                  (d) The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

                  (e) Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be deemed to transfer a beneficial ownership interest in the Class A Common Shares or Class X Common Shares of BermudaCo to BermudaCo, other than to the extent permitted by Bermuda law.

                  (f) BermudaCo, as issuer of the Covered Shares pledged under this Agreement by the Pledgor, agrees that it will comply with any instruction received by it from it, as pledgee under this Agreement, with respect to the Covered Shares pledged under this Agreement by the Pledgor, without further consent by such Pledgor.


                                     C1-10

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                  PwCC LIMITED
                                  By:

                                      ------------------------------------------
                                      Name:
                                      Title:

                                      ------------------------------------------
                                  Name:                             , as pledgor



                                     C1-11

                                                                    APPENDIX C-2

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of April 30, 2002 (this "AGREEMENT"), among PwC Consulting SCA, a Luxembourg partnership limited by shares (societe en commandite par actions) ("LUXCO"), and the undersigned (the "PLEDGOR"). Terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Redemption and Non-Competition Agreement (referred to below).

                              W I T N E S S E T H:

         WHEREAS, in connection with the Pledgor's participation in the Transaction, each Covered Person and Luxco have entered into the Redemption and Non-Competition Agreement attached hereto (the "REDEMPTION AGREEMENT"), into which this Agreement is incorporated by reference and of which this Agreement is a part, in respect of, inter alia, each Covered Person's obligations not to engage in the activities described in Section 3.02 of the Redemption Agreement for the Restricted Period (the "OBLIGATIONS"). In addition, each Covered Person has agreed under the Redemption Agreement to certain provisions regarding choice of law, dispute resolution, injunctive relief and submission to jurisdiction with respect to the enforcement of the Obligations.

         WHEREAS, pursuant to the Redemption Agreement, each Covered Person has agreed to pay a certain amount of liquidated damages (with respect to any Covered Person, such Covered Person's "LIQUIDATED DAMAGES") to BermudaCo (or it designated affiliate) in respect of any breach by such Covered Person of the Obligations set forth in the Redemption Agreement. As security for the timely payment of the Liquidated Damages, the Pledgor has agreed to pledge to Luxco all of such Pledgor's Covered Shares, as such term is defined in the Transfer Rights Agreement (as may be reduced for the payment of any taxes in accordance with Section 2.02(e) of the Transfer Rights Agreement).

         NOW, THEREFORE, in consideration of the promises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Pledge. (a) As collateral security for the full and timely payment of Liquidated Damages, the Pledgor hereby pledges to Luxco and creates for the benefit of Luxco a perfected first priority security interest in the Covered Shares (as may be reduced for the payment of any taxes in accordance with Section 2.02(e) of the Transfer Rights Agreement) in which such Pledgor now has or at any time in the future may acquire any right, title or interest (and all certificates or other instruments or documents evidencing the Covered Shares, if any, and all


                                      C2-1
securities entitlements in the Covered Shares if such Pledgor holds his interest in the Covered Shares through a securities intermediary) and, except as set forth in Section 2(a), all proceeds thereof (together with any securities, securities entitlements or property to be delivered to Luxco pursuant to Section 2(b)) and, upon substitution or delivery in accordance with Section 1(b), any Substitute Collateral (as defined in Section 1(b)) and all proceeds thereof (collectively, the "PLEDGED SECURITIES"). Notwithstanding the foregoing, at the request of the Pledgor and upon the prior written consent of Luxco (which consent shall be granted in the sole discretion of Luxco), such Pledgor may grant a first priority security interest in the Pledged Securities to another entity (a "PERMITTED PRIOR PLEDGEE"), in which case, the pledge by such Pledgor under this Agreement shall be a second priority security interest in the Pledged Securities. The Pledgor confirms that the Covered Shares are certificated securities within the meaning of the UCC (as defined below).

                  (b) During the term of this Agreement, the Pledgor may substitute for Pledged Securities readily marketable direct obligations of the United States, any agency thereof, or any triple-A rated sovereign, or other collateral acceptable to Luxco in its sole and absolute discretion (such collateral, other than Covered Shares, the "SUBSTITUTE COLLATERAL") with a Fair Market Value on the date of substitution equal to or greater than the Fair Market Value on such date of the Pledged Securities to be released in exchange therefor. Upon such substitution, the Pledged Securities replaced by such Substitute Collateral shall be released from the pledge under this Agreement. The Pledgor agrees to deliver to Luxco such documents and to take such action deemed necessary or appropriate by Luxco to give Luxco a first priority perfected security interest in the Substitute Collateral, provided that in cases where a security interest in the Pledged Securities has been granted to a Permitted Prior Pledgee, Luxco shall receive a second priority perfected security interest in the Substitute Collateral.

                  (c) If the Pledgor is not prohibited from doing so by the terms of the Transfer Rights Agreement or any other written agreement with Luxco, or any law or regulation or Luxco policy (collectively, the "RESTRICTIONS") and, if at the time of the transfer, no Payment Event (as defined below) has occurred or is continuing with respect to such Pledgor (or the Covered Person who controls such Pledgor), this Agreement shall not prohibit such Pledgor from disposing of Covered Shares and receiving the proceeds thereof (such disposition, a "PERMITTED DISPOSITION").

                  (d) For purposes of this Agreement, the "FAIR MARKET VALUE" of any Pledged Security means, as of any date (i) in the case of Pledged Securities that are Common Shares, the average of the daily closing prices for Class A Common Shares on the principal securities exchange or


                                      C2-2
         market on which such Class A Common Shares are traded for the 20 consecutive business days before the date in question (the "AVERAGE CLOSING PRICE"); provided, however, that the Fair Market Value of Common Shares for purposes of determining the amount of Substitute Collateral necessary to deliver in lieu of the Covered Shares during the first 20 business days following the closing date of the IPO shall be deemed to be the initial public offering price in the IPO; and provided further, that in connection with any enforcement of the security interest granted under this Agreement by Luxco in respect of the Common Shares under Section 3, the Average Closing Price shall be determined as the average of the daily closing prices for Class A Common Shares on the principal securities exchange or market on which such Class A Common Shares are traded for the 20 consecutive business days before the date the Enforcement Notice (as defined below) was given, and (ii) otherwise, the fair market value thereof as determined in good faith by the board of directors of Luxco. Any good faith determination by the board of directors of Luxco of the Fair Market Value of any Pledged Security will be binding on the Pledgor.

                  (e) The Pledgor shall deliver to Luxco, promptly upon receipt thereof, all certificates or other instruments or documents, if any, evidencing the Pledged Securities together with such other documents deemed necessary or appropriate by Luxco to give Luxco control (as defined in the Uniform Commercial Code of the State of New York (the "UCC")) or otherwise to perfect and maintain the first priority security interest granted under this Agreement (such transfer powers and other appropriate documents, the "PERFECTION DOCUMENTS") in respect of Pledged Securities, free and clear of any liens or adverse claims, and will deliver Perfection Documents for all Pledged Securities to be pledged under this Agreement from time to time. The Pledgor hereby authorizes the issuer of any Covered Shares issued to such Pledgor and any transfer agent in respect of such Covered Shares to deliver any certificate or other instruments or documents, if any, evidencing such Covered Shares to Luxco or its delegate and agrees that he shall cause any securities intermediary through which such Pledgor holds its interest in any Covered Shares or Substitute Collateral to enter into a control agreement with Luxco.

         2. Administration of Security. The following provisions shall govern the administration of Pledged Securities:

                  (a) (i) So long as no Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), such Pledgor shall (subject to the terms of the Transfer Rights Agreement) be entitled to vote Pledged Securities and to


                                      C2-3
         exercise all of such Pledgor's rights in respect of the Pledged Securities (subject to the terms of the Transfer Rights Agreement), and to receive and retain all cash dividends and distributions or interest in respect of Pledged Securities and, except as set forth in Section 2(b) in this Agreement, other distributions thereon and to give consents, waivers and, if applicable, ratifications in respect thereof. As used in this Agreement, a "PAYMENT EVENT" shall mean the failure by such Pledgor (or the Covered Person who controls such Pledgor) to make any payment of Liquidated Damages upon demand by Luxco therefor as provided in the Redemption Agreement.

                           (ii) Notwithstanding the other provisions contained
                  in this Agreement, so long as no Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), such Pledgor shall be entitled to receive the proceeds from Permitted Dispositions of Pledged Securities pursuant to and subject to Section 1(c).

                  (b) If the Pledgor becomes entitled to receive, or receives, any certificate representing Pledged Securities (or other share or security that may succeed Pledged Securities or any share or security issued as a dividend or distribution in respect of Pledged Securities) in respect of any stock dividend, stock split, reverse stock split, spin-off, split-up, combination, exchange or distribution of shares or increase or reduction of capital, in each case, with respect to Pledged Securities, or as a result of any business combination, amalgamation, restructuring, recapitalization or other extraordinary transaction directly or indirectly involving BermudaCo, Luxco or any of their respective subsidiaries, securities or assets, then such Pledgor agrees to deliver to Luxco such documents and to take such action deemed necessary or appropriate by Luxco to give Luxco a first priority perfected security interest in such certificates, as additional collateral security for Liquidated Damages, provided that in cases where a security interest in the Pledged Securities has been granted to a Permitted Prior Pledgee, Luxco shall receive a second priority perfected security interest in such collateral.

                  (c) The Pledgor hereby agrees that Luxco is authorized to hold (other than, in relation to shares in Luxco ("LUXCO SHARES"), if any, owned by such Pledgor, to the extent prohibited by Luxembourg law) Pledged Securities through one or more custodians or, in relation to any Pledged Securities, to engage any agent or agents to enforce its rights under this Agreement in respect of the Pledged Securities, in which case the identity of such custodian or agent shall be made known to the relevant Pledgor if and when required by applicable law. Luxco and its agents (and its and their assigns) shall have no obligation in respect of Pledged


                                      C2-4

         Securities, except to hold (other than, in relation to Luxco Shares, to the extent prohibited by Luxembourg law) and dispose, or direct the disposition of, or purchase the Pledged Shares in accordance with the terms of this Agreement. In the event that the Pledgor substitutes cash for Pledged Securities as provided in Section 1(b), Luxco shall determine in its sole discretion the manner in which such cash shall be invested during the term of this Agreement.

                  (d) The Pledgor agrees with Luxco that: (i) such Pledgor will not, and will not purport to, grant or suffer liens or encumbrances against (excluding for such purpose the Transfer Rights Agreement and such liens and encumbrances granted to or in favor of Permitted Prior Pledgees and Luxco), or except as provided in Section 1(c), sell, transfer or dispose of, any Pledged Securities other than to or in favor of a Permitted Prior Pledgee or Luxco; (ii) Luxco is authorized, at any time and from time to time, to file financing statements and other recording instruments and give notice to third parties regarding Pledged Securities without such Pledgor's signature to the extent permitted by applicable law, to transfer all or any part of the Pledged Securities (other than the Luxco Shares, to the extent prohibited by Luxembourg law) to Luxco's name or that of its nominee, and, subject to the provisions of Section 2(a), to exercise all rights as if the absolute owner thereof; and (iii) the Pledgor shall, promptly upon request by Luxco, provide Luxco with such Pledgor's true legal name and principal residence or chief executive office and jurisdiction of organization, and, thereafter, such Pledgor will not change such Pledgor's name or address or chief executive office or jurisdiction of organization without 30 days' prior written notice to Luxco.

                  (e) Subject to the earlier disposition and application of Pledged Securities pursuant to this Agreement following a Payment Event in respect of the Pledgor (or the Covered Person who controls such Pledgor), Pledged Securities pledged by the Pledgor under this Agreement shall be released from the pledge under this Agreement, and the lien hereby created in such Pledged Securities shall simultaneously be released, upon the earliest to occur of (i) such Pledgor's death or the death of the Covered Person who controls such Pledgor, (ii) the expiration of the Restricted Period, (iii) payment in cash or other satisfaction by such Pledgor of all Liquidated Damages or (iv) the Permitted Disposition of such Pledged Securities. Notwithstanding the foregoing, no Pledged Securities pledged by the Pledgor pursuant to this Agreement shall be released from the pledge under this Agreement pursuant to this Section 2(e), if a Payment Event has occurred and is continuing with respect to such Pledgor (or the Covered Person who controls such Pledgor) or if there are one or more pending disputes between such Pledgor and Luxco as to the occurrence of a Payment Event or as to the right of Luxco to exercise its remedies under


                                      C2-5
         this Agreement or the Redemption Agreement, including realization against Pledged Securities in accordance with Section 3, and this Agreement shall not terminate until the resolution of all such disputes.

                  (f) Luxco shall immediately upon request by the Pledgor execute and deliver to such Pledgor such instruments, deeds, transfers, assurances and agreements, in form and substance as such Pledgor shall reasonably request, including the withdrawal or termination of any financing statements and amendments thereto, or the filing, withdrawal, termination or amendment of any other document required under applicable law to evidence the termination of the security interest created under this Agreement with respect to any securities that are released from the pledge under this Agreement in accordance with the provisions of this Agreement.

         3. Remedies in Case of a Payment Event. (a) If a Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), Luxco shall have the rights and remedies of a secured party under Article 9 of the UCC to the extent permitted by applicable law with respect to such Pledgor.

                  (b) If Luxco elects to sell the Pledged Securities pledged by the Pledgor as a remedy under this Agreement, to the extent required and permitted by applicable law, Luxco will give such Pledgor notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Pledged Securities is to be made, by sending notice at least three days before the time of sale or disposition, which the Pledgor hereby agrees is reasonable. Luxco need not give such notice if not required by the UCC or other applicable law. The Pledgor acknowledges the possibility that the public sale of some or all Pledged Securities by Luxco may not be made without a then existing and effective registration statement under the Securities Act. The Pledgor acknowledges and agrees with Luxco that Luxco has no affirmative obligation to prepare or keep effective any such registration statement and agrees that at any private sale Pledged Securities pledged by the Pledgor may be sold at a price that is less than the price which might have been obtained at a public sale or that is less than the aggregate outstanding amount of Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor). Any proceeds from the sale of such Pledged Securities in excess of the then outstanding Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor) will continue to be held as Pledged Securities under this Agreement until returned in accordance with
         Section 2(e).


                                      C2-6

                  (c) Luxco may, as a remedy under this Agreement and to the extent permitted by applicable law, (i) take ownership of or (ii) purchase in accordance with applicable Luxembourg law, in each case, such number of Pledged Securities which are Luxco Shares pledged by the Pledgor as have a value (based upon the Fair Market Value thereof) equal to, or as near as possible equal to, the then unpaid portion of Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor) (in either case, without payment of any cash consideration to the Pledgor) by giving written notice to the applicable Pledgor (the "ENFORCEMENT NOTICE"). Effective upon the giving of the Enforcement Notice, and without further action on the part of the parties to this Agreement, Luxco shall be deemed to have
         (A) taken ownership (to the extent permitted by applicable law) or purchased, and disposed of the lesser of (1) all such Pledged Securities or (2) such whole number of such Pledged Securities as has a Fair Market Value equal to, or as near as possible equal to, the then unpaid Liquidated Damages of such Pledgor (or the Covered Person who controls such Pledgor); and (B) received proceeds in the amount of the Fair Market Value of such Pledged Securities and applied such proceeds to the payment of any then unpaid Liquidated Damages of the Pledgor (or the Covered Person who controls such Pledgor). Any proceeds from the deemed sale of such Pledged Securities in excess of the then outstanding Liquidated Damages of the Pledgor (or the Covered Person who controls such Pledgor) will continue to be held as Pledged Securities under this Agreement until returned in accordance with
         Section 2(e). Nothing in this Agreement, however, shall require Luxco to take ownership of or to purchase Pledged Securities in accordance with this Section 3 in order to satisfy an obligation of the Pledgor (or the Covered Person who controls such Pledgor) to pay Liquidated Damages.

                  (d) If a Payment Event has occurred and is continuing with respect to the Pledgor (or the Covered Person who controls such Pledgor), (i) with respect to such Pledgor's Pledged Securities which are not Luxco Shares, Luxco (except to the extent subject to the terms of the Transfer Rights Agreement) shall be entitled to vote such Pledged Securities and to exercise all of such Pledgor's rights in respect of such Pledged Securities and to receive and retain all cash dividends and distributions in respect of such Pledged Securities, and other distributions thereon and to give consents, waivers and, if applicable, ratifications in respect thereof, and (ii) with respect to such Pledgor's Pledged Securities which are Luxco Shares, such Pledgor shall issue a proxy in a form acceptable to Luxco to such person as Luxco directs which proxy shall give such person all voting rights, the right to give consents, waivers and, if applicable, ratifications, and the right to exercise all of such Pledgor's other rights, in each case in respect of such Pledgor's Luxco Shares (subject to the terms of the


                                      C2-7

         Transfer Rights Agreement), and Luxco shall be permitted to withhold all cash dividends and distributions and other distributions in respect of such Luxco Shares and all such withheld cash dividends and distributions and other distributions shall become part of the Pledged Securities.

         4. Pledgor's Obligations Not Affected. Except as provided in Section 10(b), the obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (a) any subordination, amendment or modification of or addition or supplement to this Agreement, the Redemption Agreement, or any assignment or transfer thereof;
(b) any exercise or non-exercise by Luxco of any right, remedy, power or privilege under or in respect of this Agreement, the Redemption Agreement or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Redemption Agreement, or any assignment or transfer of any thereof; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of Luxco, whether or not any Pledgor shall have notice or knowledge of any of the foregoing; (e) any substitution of collateral pursuant to Section 1(b); or (f) any other act or omission to act or delay of any kind by any Pledgor, Luxco or any other person or any other circumstance whatsoever which might, but for the provisions of this clause (f), constitute a legal and equitable discharge of any Pledgor's obligations under this Agreement.

         5. Attorneys-in-Fact. Without prejudice to the terms of Section 1(a), each of Luxco, BermudaCo and the General Counsel of BermudaCo from time to time, acting separately, are hereby appointed the attorneys-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Luxco reasonably may deem necessary or advisable to accomplish the purposes of this Agreement, which appointments as attorneys-in-fact are irrevocable as ones coupled with an interest. Without limiting the foregoing, the Pledgor specifically authorizes and appoints as attorney-in-fact each of Luxco, BermudaCo and the General Counsel of BermudaCo from time to time, acting separately, to execute and deliver any undated share transfer powers and control agreements in respect of any certificates or other instruments or documents evidencing the Pledge Securities pledged under this Agreement by such Pledgor.

         6. Notices. All notices or other communication required or permitted to be given under this Agreement shall be delivered as provided in the Redemption Agreement.

         7. No Third Party Beneficiaries. Except as expressly provided in this Agreement, this Agreement shall not confer on any person other than Luxco and the Pledgors any rights or remedies under this Agreement.


                                      C2-8

         8. Governing Law. This Agreement and the rights and duties of the parties under this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of laws, and except to the extent that the validity or perfection of a security interest created hereby or remedies under this Agreement are governed by the law of a jurisdiction other than the State of New York as provided in this Agreement or in the UCC.

         9. Dispute Resolution. This Agreement shall be subject to the provisions of Section 3.02 and Section 4.02 of the Redemption Agreement, which are incorporated in this Agreement by reference and made a part of this Agreement. Any and all disputes arising out of, relating to or in connection with this Agreement, including, without limitation, disputes relating to the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of the dispute resolution provision), shall be finally settled by arbitration in accordance with Section 4.02 of the Redemption Agreement.

         10. Miscellaneous. (a) This Agreement and the Redemption Agreement contain the entire understanding and agreement between the Pledgor and Luxco with respect to the matters expressly covered in this Agreement and therein and supersede any other agreement, written or oral, pertaining to such matters.

                  (b) This Agreement may not be amended or modified with respect to the Pledgor other than by a written agreement executed by such Pledgor and Luxco or its successors, nor may any provision of this Agreement be waived other than by a document in writing by the party granting such waiver; provided that Luxco may amend or modify this Agreement with respect to the Pledgor without the written consent of such Pledgor if such amendment or modification (i) is not materially adverse to such Pledgor and (ii) is necessary or desirable in the judgment of a Permitted Prior Pledgee in order to create or perfect the security interest in the Pledged Securities granted to such Permitted Prior Pledgee. The Pledgor may not, directly or indirectly, assign such Pledgor's rights or obligations under this Agreement without the prior written consent of Luxco or its successors, or such individual's designee, and any such assignment by such Pledgor in violation of this Agreement shall be null and void. This Agreement shall be binding upon the Pledgor permitted successors and assigns. Without impairing the Pledgor's obligations under this Agreement, Luxco may at any time and from time to time assign its rights and obligations under this Agreement to any of its subsidiaries or affiliates (and have such rights and obligations reassigned to it or to any other subsidiary or affiliate). This Agreement shall be binding upon and inure to the benefit of Luxco and its successors and assigns.


                                      C2-9

                  (c) If any provision of this Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

                  (d) The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

                  (e) Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be deemed to transfer a beneficial ownership interest in the Common Shares of Luxco to Luxco, other than to the extent permitted by Luxembourg law.

                  (f) Luxco, as issuer of the Covered Shares pledged under this Agreement by the Pledgor, agrees that it will comply with any instruction received by it from it, as pledgee under this Agreement, with respect to the Covered Shares pledged under this Agreement by the Pledgor, without further consent by such Pledgor.


                                     C2-10

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                  PwC CONSULTING SCA
                                  By:

                                    --------------------------------------------
                                    Name:
                                    Title:


                                    --------------------------------------------
                                  Name:                             , as pledgor


                                     C2-11

                                                                       EXHIBIT I

                                JOINDER AGREEMENT

         This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the Redemption and Non-Competition Agreement dated as of _________, 2002 (the "AGREEMENT") among the parties thereto, as the same may be amended from time to time. Capitalized terms used, but not defined, in this Joinder Agreement shall have the meaning ascribed to such terms in the Agreement.

         The undersigned Joining Party hereby acknowledges, agrees and confirms that, by execution of this Joinder Agreement, the Joining Party shall be deemed to be a Covered Person party to the Agreement as of the date hereof and shall have all of the rights and obligations of a "Covered Person" thereunder as if the undersigned had executed the Agreement. The Joining Party hereby agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______



                                  [NAME OF JOINING PARTY]


                                  ____________________